Note 13 - Subsequent Events 1	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Notes to Financial Statements
Subsequent Events [Text Block]

Note 13. Subsequent Events

Equity Line of Credit

In April 2026, the Company entered into the April 2026 ELOC and a registration rights agreement with LPC, pursuant to which LPC committed to purchase up to the Commitment Amount,  $25.0 million, of the Company’s common stock (“Purchase Shares”), subject to certain limitations and conditions. The Company has the right, but not the obligation, to sell shares of common stock to LPC, and LPC is obligated to make purchases as directed by the Company, subject to the conditions set forth in the agreement. Sales may occur from time to time, at the Company’s sole discretion, over a 24-month period commencing upon satisfaction of certain conditions, including effectiveness of a registration statement covering the resale of shares of common stock by LPC. The purchase price per share of common stock for regular purchases will be equal to 97% of the lower of (i) the lowest sale price on the applicable purchase date or (ii) the arithmetic average of the three lowest closing sale prices during the ten consecutive business days ending on the business day immediately preceding such purchase date. The Company may also direct accelerated purchases at prices based on market prices on the applicable purchase date. The April 2026 ELOC prohibits sales if such shares of common stock, when aggregated with all other shares of common stock then beneficially owned by LPC, would result in LPC owning more than 4.99% of the Company’s then outstanding common stock. The Company has the right to terminate the agreement at any time after the Company has satisfied all the conditions for sales to be made pursuant to the April 2026 ELOC, with one business day notice, at no cost or penalty. The Company issued 447,067 shares of common stock to LPC as consideration for its commitment to purchase shares of common stock under the April 2026 ELOC.

The shares will be sold pursuant to an effective registration statement. The Company intends to file a registration statement with the SEC covering the resale by LPC of the Purchase Shares may be issued to LPC under the April 2026 ELOC, as well as the 447,067 shares of common stock issued to LPC as consideration for its commitment to purchase shares of common stock under the April 2026 ELOC.

Amendment to Lease Agreement

In April 2026, the Company entered into an amendment (the “Utah Avenue Lease Amendment”) to its lease agreement (the “Utah Avenue Lease”) with a landlord (the “Utah Avenue Landlord”) relating to certain properties currently leased to the Company that are located on Utah Avenue in South San Francisco, California. Pursuant to the Utah Avenue Lease Amendment, the Company agreed to lease from the Utah Avenue Landlord two additional suites in an additional building on Utah Avenue with a total of approximately 3,531 rentable square feet of space (the “Additional Leased Space”), effective as of May 14, 2026 (the “Expansion Commencement Date”). The term of the lease of the Additional Leased Space is 36 months from the Expansion Commencement Date, unless earlier terminated pursuant to the terms of the Utah Avenue Lease Amendment and the Utah Avenue Lease.

Appointment of Dr. James B. Breitmeyer, M.D., Ph.D. to Board of Directors

On  April 23, 2026, following a recommendation by the Nominating and Governance Committee of the Board of Directors, the Company's Board appointed James B. Breitmeyer, M.D., Ph.D. to serve on the Board, effective  April 23, 2026, until Dr. James B. Breitmeyer, M.D., Ph.D.’s successor is elected and qualified, or sooner in the event of his death, resignation, or removal. The Board has determined that Mr. James B. Breitmeyer, M.D., Ph.D. meets the requirements for independence standards as adopted by the Board.

NOTE 15.  Subsequent Events

Sanofi Acquisition of Dynavax

On December 23, 2025, Sanofi, a French société anonyme, entered into an Agreement and Plan of Merger with Dynavax Technologies Corporation (“Dynavax”), pursuant to which Sanofi agreed to acquire all outstanding shares of Dynavax common stock for $15.50 per share in cash, reflecting a total equity value of approximately $2.2 billion. On January 12, 2026, Sanofi commenced a tender offer to acquire all outstanding shares of Dynavax. The tender offer expired on February 9, 2026, at which time approximately 73.92% of Dynavax’s outstanding shares were validly tendered. On February 10, 2026, Sanofi completed the acquisition through a merger in which Dynavax became an indirect wholly owned subsidiary of Sanofi.

As disclosed in Note 5, the Company entered into the 2025 License and Collaboration Agreement with Dynavax on November 4, 2025. Pursuant to the terms of the 2025 License and Collaboration Agreement, the agreement permits assignment without the Company’s consent in connection with a change of control involving the transfer or sale of substantially all of a party’s business related to the licensed products. Accordingly, upon completion of the Sanofi acquisition, the rights and obligations under the 2025 License and Collaboration Agreement were assigned to or assumed by Sanofi (or its affiliates) as the successor to Dynavax. In addition, the 2025 License and Collaboration Agreement provides Dynavax (or its successor) with the right to terminate the agreement for any reason upon 90 days’ prior written notice to the Company.

Modification of 2024 ATI-RRPV Contract

On  March 10, 2026, the Company entered into Modification No. 6 (the “Modification”) to the ATI-RRPV Project Award Agreement No. 001, dated  June 13, 2024 (the “Project Agreement”), with Advanced Technology International, the Rapid Response Partnership Vehicle’s Consortium Management Firm funded by BARDA of the U.S. Department of Health and Human Services. As previously disclosed, pursuant to the Project Agreement, the Company received funding to conduct a Phase 2b comparative study (the “Trial”) evaluating the Company’s oral pill COVID-19 vaccine candidate against an mRNA vaccine comparator approved by the U.S. Food and Drug Administration. The Company previously announced that it had completed enrollment of the sentinel cohort portion of the study comprising approximately 400 participants comparing its oral pill XBB candidate against an mRNA XBB comparator and an independent data safety monitoring board recommended the study to proceed without modifications based on initial safety assessment of 30-day data from the sentinel cohort.

The Modification increased the total amount of funding currently allotted to the Trial and available for payment to approximately $316.0 million. The Company anticipates a further modification to the 2024 ATI-RRPV Contract that will reflect the reduced scope of work and corresponding reduction in funding that resulted from previously issued stop work orders.